Exhibit 99.2

November 12, 2026 Third Quarter 2026 Earnings Presentation Forum Markets, Incorporated | Nasdaq: FRMM

DISCLAIMER This presentation has been prepared by Forum Markets, Incorporated ("Forum" or the "Company") solely for information purposes. This presentation does not constitute an offer to sell or the solicitation of an offer to buy or acquire securities of the Company in any jurisdiction or an inducement to enter into investment activity, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment whatsoever. Specifically, this presentation does not constitute a "prospectus" within the meaning of the U.S. Securities Act of 1933, as amended (the "Securities Act"). Current and prospective investors are encouraged to conduct their own analysis and review of information contained in this presentation as well as important additional information through the United States Securities and Exchange Commission (the "SEC") EDGAR system at www.sec.gov and on our website at www.Forum-Markets.com. The Company is making this presentation available in connection with an update on its business operations and strategies. This presentation does not contain all relevant information relating to the Company or its securities, particularly with respect to the risks and special considerations involved with an investment in the securities of the Company. No securities of the Company may be offered or sold in the United States without registration with the SEC or an exemption from such registration pursuant to the Securities Act and the rules and regulations thereunder. Certain information contained in this presentation was obtained from various sources, including third parties, and has not been independently verified. No representation, warranty or undertaking, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness, correctness or reasonableness of the information or the sources presented or contained herein. By receiving this presentation, you acknowledge and agree that none of the Company or any of its affiliates, shareholders, controlling persons, directors, officers, employees, agents, advisors or representatives will be liable (in negligence or otherwise) for any loss howsoever arising from any use of this presentation or its contents or otherwise arising in connection with the presentation. This presentation speaks as of November 12, 2026. The information presented or contained in this presentation is subject to change without notice. Neither the delivery of this presentation nor any further discussions of the Company or any of its affiliates, shareholders, controlling persons, directors, officers, employees, agents, advisors or representatives with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date. This presentation contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, statements regarding the Company's future financial position, business strategy, budgets, projected costs, and plans and objectives of management for future operations. These statements can be recognized by the use of words such as "believe," "expect," "anticipate," "potential," "create," "intend," "could," "should," "would," "may," "plan," "seek," "will," "look," "future," "assume," "continue," or the negative of such terms or other variations thereof, or words of similar substance or meaning. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ from those in the forward-looking statements as a result of various factors and assumptions, that could cause actual results to differ materially from those contained in any forward-looking statement and which are inherently subject to significant uncertainties and contingencies that are or may be difficult or impossible to predict and are or may be beyond our control. The Company and its affiliates, shareholders, controlling persons, directors, officers, employees, agents, advisors and representatives assume no obligation to and do not undertake to update such forward-looking statements to reflect future events or circumstances. All trademarks, service marks, and trade names of any party or their respective affiliates used herein are trademarks, service marks, or registered trade names of such party or its respective affiliate, respectively, as noted herein. Any other product, company names, or logos mentioned herein are the trademark and/or intellectual property of their respective owners, and their use is not alone intended to, and does not alone imply, a relationship with any party, or an endorsement or sponsorship by or of any party. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that any party of the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable owner or licensor to these trademarks, service marks and trade names. Actual results may vary greatly from any assumptions or models built in reliance on this presentation. Actual results are subject to a multitude of risks, uncertainties, and changes including, but not limited to market conditions, unforeseen circumstances, competition, an unforeseen change in regulation in the USA or elsewhere, data site energization, GPU delivery, financing, customer contracts and concentration, data center regulation, data center market, Forum Edge AI, and other factors. Recipients of this presentation must not construe anything contained herein as constituting financial, investment, legal, tax or other advice of any kind. Recipients should seek advice from their own advisors as to these matters. For a description of the risks relating to an investment in the Company, we refer you to the "Forward-Looking Statements," "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of the Company's periodic and current filings with the SEC, including Form 10-Qs, Form 10-Ks and Form 8-Ks, filed with the SEC available at www.sec.gov.

3 THIRD QUARTER 2026 HIGHLIGHTS Building the foundation for a scalable AI infrastructure platform with a steady hand Forum Edge AI established Formed in October to deploy high-performance GPU compute across existing powered data centers and communications tower sites Permitted, powered and built Existing powered sites in Dallas and High Point, NC, provide the foundation for phased deployment without new construction Exceptionally strong demand Active discussions with multiple potential partners seeking to secure Forum's compute capacity Disciplined deployment Slowing the pace of deployment of initial AI compute capacity amid rapidly rising compute pricing, equipment costs and financing costs

4 PERMITTED, POWERED AND BUILT Ready-to-use capacity becomes more valuable as new construction gets harder EXISTING DATA CENTER Dallas, TX 4 MW Planned compute capacity; upgraded power infrastructure in place today POWERED CAMPUS High Point, NC 9 MW Existing utility power capacity; we plan to deploy 6 MW of compute capacity initially COMMUNICATIONS TOWERS Tower Sites 1–2 MW Initial modular deployment at powered sites that already exist We do not need to break ground on new data centers to grow, and we are not exposed to the permitting and construction risks now weighing on the sector. Planned capacity reflects the Company's current expectations and is subject to change.

5 THIRD QUARTER 2026 BY THE NUMBERS $2.0M Revenue All from commercial aircraft engine leases $7.9M Net income from continuing operations $0.52 basic / $0.47 diluted per share $12.8M Adjusted EBITDA¹ Including a $13.9M non- cash gain on digital assets $136.4M Net asset value² ~$9.74 per share 1. Adjusted EBITDA is a non-GAAP financial measure. See appendix for reconciliation. 2. Net asset value per share based on approximately 14.0 million shares outstanding.

6 THIRD QUARTER FINANCIAL SUMMARY ($ in millions, except per share data) Q3 2026 Q2 2026 Q3 2025 Revenue $2.0 $1.4 $4.1 Selling, general and administrative $8.7 $10.3 $224.6 Net income (loss) from continuing operations $7.9 ($12.4) ($208.7) Basic EPS, continuing operations $0.52 ($0.73) ($168.07) Diluted EPS, continuing operations $0.47 ($0.73) ($168.07) Adjusted EBITDA¹ $12.8 ($7.4) ($0.1) All third quarter revenue came from commercial aircraft engine leases Q3 expenses included ~$2.7M of non-cash stock-based compensation; Q2 included ~$1.8M of one-time cash charges Q3 results included a ~$13.9M non-cash gain from the change in fair value of digital assets 1. Adjusted EBITDA is a non-GAAP financial measure. See appendix for a reconciliation to net income (loss) from continuing operations.

7 BALANCE SHEET AND NET ASSET VALUE As of September 30, 2026 Strategic equity investments $45.7M Property and equipment (primarily aircraft engines) $41.8M Digital assets $35.5M Cash, cash equivalents and marketable securities $15.4M Loans receivable and accrued interest $20.9M Total assets $166.8M Total liabilities $30.4M Net asset value $136.4M Net asset value per share $9.74 Asset categories shown are approximate and do not sum to total assets, which also include receivables, prepaid expenses and other assets. Net asset value per share based on approximately 14.0 million shares outstanding.

8 CAPITAL ALLOCATION Directing capital to where it earns the best risk-adjusted return $23.7M Aircraft engine acquisitions Two additional engines acquired, bringing the portfolio to five on long- term lease to two of the largest U.S. airlines ~330K Shares repurchased in Q3 For approximately $1.9 million, at an average price of approximately $5.82 per share ~7.4M Shares repurchased since January 1, 2026 For approximately $33.2 million; all repurchased shares retired. $19.8 million of repurchase authorization remaining. Today, our priority is building our AI infrastructure platform while continuing to manage our existing portfolio of income- producing assets.

9 COMPLEMENTARY CASH-GENERATING BUSINESSES Contracted and secured income alongside the AI infrastructure build COMMERCIAL AVIATION 5 Aircraft engines on long-term lease Leased to two of the largest U.S. airlines; generated all third quarter revenue MANUFACTURED HOUSING $14.6M Manufactured housing loans Secured, cash-generating assets originated through strategic partnerships AUTO FINANCING $6.1M Auto loans and warehouse financing Short-duration, asset-backed financing through an established origination network Loan balances as of September 30, 2026.

10 OUTLOOK FULL-YEAR 2026 REVENUE $8M–$9M Previous guidance: $18M–$22M Reflects decision to slow the pace of deployment of initial AI compute capacity No AI compute revenue expected in 2026; fourth quarter revenue primarily from aircraft engine portfolio FULL-YEAR 2027 REVENUE $125M–$175M Guidance maintained In discussions with multiple potential partners on how best to structure agreements GPU pricing, upfront deposits, offtake duration and revisions to or terminations of existing contracts carry varying trade-offs among revenue, EBITDA margins and cash flow Guidance to be updated once Dallas and North Carolina capacity is fully contracted and the mix of customer deposits and financing is finalized

11 NON-GAAP RECONCILIATION Adjusted EBITDA ($ in thousands, unaudited) Q3 2026 Q3 2025 9M 2026 9M 2025 Net income (loss) from continuing operations $7,859 ($208,701) ($82,096) ($212,008) Income tax benefit — — — — Depreciation and amortization 2,020 — 3,429 — Interest expense 236 320 1,474 320 EBITDA $10,115 ($208,381) ($77,193) ($211,688) Stock-based compensation 2,708 208,242 6,625 208,923 Adjusted EBITDA $12,823 ($139) ($70,568) ($2,765) Adjusted EBITDA represents net income (loss) from continuing operations before income taxes, interest expense, depreciation and amortization, and stock-based compensation, as well as certain other items. It is not a measure of performance under GAAP and should not be considered an alternative to net income (loss).

Thank You Forum Markets, Incorporated | Nasdaq: FRMM | IR@forum-markets.com